UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  Merrill Lynch International Value Fund of
               Mercury Funds II

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch International Value Fund of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
International Value Fund
Of Mercury Funds II


Semi-Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch International Value Fund
Of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011


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It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.




Merrill Lynch International Value Fund


Portfolio Information As of December 31, 2004


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Total SA                                          3.2%
Mitsubishi Tokyo Financial Group Inc.             2.9
Royal Bank of Scotland Group Plc                  2.3
NTT DoCoMo Inc.                                   2.2
GlaxoSmithKline Plc                               2.1
E.ON AG                                           2.1
Barclays Plc                                      2.0
Credit Suisse Group                               2.0
Banca Intesa SpA                                  2.0
BNP Paribas                                       2.0


                                               Percent of
Five Largest Industries++                      Net Assets

Commercial Banks                                 16.5%
Oil & Gas                                         8.6
Automobiles                                       5.4
Diversified Telecommunication Services            5.4
Pharmaceuticals                                   4.9

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                            20.3%
United Kingdom                                   19.0
France                                           13.5
Italy                                             8.9
Germany                                           7.5
Netherlands                                       7.4
Switzerland                                       5.9
Sweden                                            2.3
Norway                                            2.1
Australia                                         1.8
Belgium                                           1.5
Portugal                                          1.4
Ireland                                           1.2
Singapore                                         1.1
South Korea                                       0.9
Finland                                           0.5
Other*                                            4.7

* Includes portfolio holdings in short-term securities.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided highly competitive returns for the period, benefiting from the outperformance of value stocks as well as good stock picking and favorable sector selection.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Merrill Lynch International Value Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +15.64%, +15.20%, +15.22%, +15.81% and +15.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) Fund results outpaced the +15.00% return of the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the +15.02% average return of the Lipper International Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one range over an extended period of time. Multi-cap funds typically invest 25% - 75% of their assets in companies outside the United States with market capitalizations, on a three-year weighted basis, above 400% of the 75th market-capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index.)

Despite strong earnings growth during July and early August, stock markets continued to drift downward on investor fears that economic growth could be peaking and corporate earnings growth would decline. While equity markets reversed course and headed upward in mid-August, the increase was short-lived. Uncertainty surrounding the U.S. presidential election - and especially the eventual direction of U.S. foreign and domestic policy - along with continued fears of terrorism gave investors reason to adopt a more defensive stance. Finally, in November and December, investors were relieved about the clear outcome of the presidential contest, a retreating price of oil and a continued decline in the value of the U.S. dollar, and equity markets finished the year on a positive note.

Best-performing sectors during the period, as measured by the MSCI EAFE Index, were the defensive areas of the market, including utilities and telecommunications, as well as banks and real estate. The worst-performing sectors were in the cyclical growth areas, such as technology hardware and semiconductors, and household and personal products.


What factors most influenced Fund performance?

The Fund benefited from the favorable market environment for value stocks, which outperformed their growth counterparts during the period. The Fund's outperformance of its benchmark is attributed to good stock selection, with sector selection also playing a positive role. Sectors that made the largest contribution to Fund performance during the past six months were energy, banks, and food, beverage and tobacco. The Fund also benefited from underweighting the pharmaceuticals and technology hardware sectors. The Fund's weightings in food and staples retailing, hotels, restaurants and leisure, materials, and commercial services and supplies detracted from relative returns.

At the individual stock level, the Fund benefited from its holdings in the banking sector, including Italian retail bank Capitalia SpA and Norwegian commercial bank Den Norske Bank, both of which continued to benefit from their successful restructuring programs, and Allied Irish Banks Plc, which was helped by strong growth from its international branches. Other strong performers included Japan Tobacco, Inc., the country's largest cigarette maker, which rose after its management announced a new business plan. The stock's defensive characteristics also helped in an environment in which defensive sectors outperformed. Also a top performer was Australian gas producer Santos Ltd., which benefited from a major oil find and the high oil price.

Hindering Fund results was Dutch food retailer Koninklijke Ahold NV. The company's second-quarter earnings report showed a greater-than-expected decline in its U.S. profit margins. In the financials sector, detractors included Japan-based Mitsubishi Tokyo Financial Group, Inc. (MTFG), which fell as investors questioned the terms of its proposed merger with UFJ Holdings, Inc. (UFJ), and Japanese financial services provider Mitsubishi Securities Co., Ltd. French sheet metal maker Amada also detracted from results, based on concerns that machine orders may have peaked, as did Japanese telecommunications provider NTT DoCoMo, Inc.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



What changes were made to the portfolio during the period?

Our main transactions were the result of "bottom-up" stock picking, based on our evaluation of companies' individual appreciation prospects. In Japan, we increased our position in MTFG after it entered merger discussions with rival UFJ. We believe MTFG could see profit growth from financial deregulation in Japan. Furthermore, if the merger with UFJ proceeds, the group will become the biggest bank in the world and potentially realize substantial merger synergies. We also increased our position in Japan Tobacco, which we believe is undervalued based on the company's extremely strong cash flow. We believe the company should be able to use its cash to create substantial value for shareholders through capital restructuring or acquisitions.

We sold our position in Japanese consumer lender Acom after the announcement of merger discussions between MTFG and UFJ, based on our belief that the merger could compromise the existing relationship between MTFG and Acom. We also sold our position in refiner and distributor Showa Shell Sekiyu K.K. after the stock reached our target price.

In Europe, major purchases included Norwegian oil company Statoil ASA, whose valuation we believed was not fully reflecting high oil prices; Norwegian telecommunications company Telenor ASA, as we were attracted to the company's cash-generation abilities and exposure to Eastern European markets; Portuguese electric utility Energeias de Portugal SA, which offered strong growth potential and a high dividend yield; and DaimlerChrysler AG, which was attractively valued following recent underperformance and offered the potential for improving profit margins in its Mercedes line. These purchases were funded primarily through the sales of German airline Deutsche Lufthansa A6, which has struggled from its lack of hedging against high fuel prices, and reducing our weighting in Telecom Italia SpA, the Italian communications giant, which performed well after announcing a merger with its mobile phone division.

In the United Kingdom, we established two attractively valued positions in the financials sector: insurer Prudential Plc, which we believed offered strong growth potential, and bank HBOS Plc, which was repurchasing shares of its stock. We also added to our existing position in pharmaceutical giant GlaxoSmithKline Plc, given its attractive valuation and high dividend yield. We sold our holdings in insurer AVIVA Plc and Den Norske Bank, both of which reached our target prices.


How would you characterize the Fund's position at the close of the period?

Our outlook for corporate Europe and Japan is generally positive, and corporate restructuring and balance sheet repair should enable companies to generate strong cash flows and profitability - resulting in higher returns for shareholders through growing dividends, share buybacks, and merger-and-acquisition activity.

Global monetary conditions are currently into their tightening phase. In addition to the early tightening steps taken in the United Kingdom, China and Australia, recent months have seen the start of a cycle of interest rate increases in the United States following firmer employment and inflation data. Still, it is worth reiterating that monetary conditions remain extremely accommodative. The Bank of Japan has reaffirmed its commitment to quantitative easing until Japan has exited deflation in a meaningful way, while the European Central Bank remains some way off tightening and there may even be scope for further easing of European liquidity conditions.

At period-end, the Fund's largest sector weightings were in banks, telecommunications and energy. Given our bottom-up approach, the Fund's sector exposures are largely the result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Within the banking sector, we favor domestically oriented consumer banks such as Capitalia SpA, Banca Intesa SpA and Allied Irish Banks, which offer strong growth prospects and a low risk profile. Other significant holdings in this sector are BNP Paribas (France), Royal Bank of Scotland, Barclays (U.K.) and MTFG. In telecommunications, we found several companies trading at attractive valuations and offering strong free cash flow. In the energy sector, we hold a number of cash-generative companies with high dividend yields and that provide good portfolio diversification.

The Fund has limited exposure to growth-oriented sectors such as technology hardware, semiconductors, media and healthcare equipment, areas where we are challenged to find compelling value opportunities.

We continue to believe that fundamental factors such as earnings growth and cash-flow generation will be increasingly important to investors, and that the Fund is well positioned for future progress.


James A. Macmillan
Vice President and Portfolio Manager


January 20, 2005



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These Shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year.Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Performance Data (continued)

Recent Performance Results

                                                                                                 10-Year/
                                                        6-Month           12-Month           Since Inception
As of December 31, 2004                               Total Return      Total Return           Total Return
ML International Value Fund--Class A Shares*             +15.64%           +21.49%               + 44.33%
ML International Value Fund--Class B Shares*             +15.20            +20.54                + 27.14
ML International Value Fund--Class C Shares*             +15.22            +20.55                + 27.07
ML International Value Fund--Class I Shares*             +15.81            +21.81                +151.61
ML International Value Fund--Class R Shares*             +15.51            +21.15                + 65.05
MSCI EAFE Index**                                        +15.00            +20.25       +72.73/+18.67/+7.27/+63.51

 * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are for 10 years for Class I Shares, from 6/02/99 for Class A Shares, from 10/06/00 for Class B & Class C Shares, and from 1/03/03 for
   Class R Shares.

** An unmanaged Index that measures the total returns of developed foreign stock markets in Europe,
   Australasia and the Far East (in U.S. dollars). Ten-year/since inception total returns are for 10 years, from 6/02/99, from 10/06/00 and from 1/03/03, respectively.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Performance Data (concluded)


Average Annual Total Return



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                 +21.49%          +15.11%
Five Years Ended 12/31/04               + 4.85           + 3.73
Inception (06/02/99)
through 12/31/04                        + 6.80           + 5.77

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                 +20.54%          +16.54%
Inception (10/06/00)
through 12/31/04                        + 5.83           + 5.44

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                 +20.55%          +19.55%
Inception (10/06/00)
through 12/31/04                        + 5.82           + 5.82

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                 +21.81%          +15.41%
Five Years Ended 12/31/04               + 5.11           + 3.98
Ten Years Ended 12/31/04                + 9.67           + 9.08

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                           Return

One Year Ended 12/31/04                                  +21.15%
Inception (1/03/03) through 12/31/04                     +28.60



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                                               Ending           During the Period*
                                                       Beginning           Account Value         July 1, 2004 to
                                                     Account Value          December 31,           December 31,
                                                      July 1, 2004              2004                   2004
Actual

Class A                                                  $1,000              $1,156.40                $ 7.07
Class B                                                  $1,000              $1,152.00                $11.34
Class C                                                  $1,000              $1,152.20                $11.34
Class I                                                  $1,000              $1,158.10                $ 5.77
Class R                                                  $1,000              $1,155.10                $ 8.47

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,018.65                $ 6.61
Class B                                                  $1,000              $1,014.67                $10.61
Class C                                                  $1,000              $1,014.67                $10.61
Class I                                                  $1,000              $1,019.86                $ 5.40
Class R                                                  $1,000              $1,017.34                $ 7.93

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.30% for Class A, 2.09% for Class B, 2.09% for Class C, 1.06% for Class I and 1.56% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Country         Industry+++              Shares Held    Common Stocks                                              Value
Australia--1.8% Commercial Banks--1.0%       735,000    Australia & New Zealand Banking Group Ltd.          $    11,863,267

                Oil & Gas--0.8%            1,473,396    Santos Ltd.                                               9,794,358

                                                        Total Common Stocks in Australia                         21,657,625


Belgium--1.6%   Diversified                  431,666  ++Belgacom SA                                              18,658,392
                Telecommunication
                Services--1.6%
                                                        Total Common Stocks in Belgium                           18,658,392


Finland--0.5%   Paper & Forest               362,466    Stora Enso Oyj Class R                                    5,552,524
                Products--0.5%

                                                        Total Common Stocks in Finland                            5,552,524


France--13.8%   Automobiles--1.1%            216,343    Peugeot SA                                               13,732,796

                Commercial Banks--2.0%       332,192    BNP Paribas                                              24,066,649

                Commercial Services &        273,700    Societe BIC SA                                           13,764,986
                Supplies--1.1%

                Construction &               140,084    Vinci SA                                                 18,812,422
                Engineering--1.6%

                Construction                 162,946    Lafarge SA                                               15,725,385
                Materials--1.3%

                Food & Staples               120,884    Carrefour SA                                              5,757,476
                Retailing--1.0%               73,320    Casino Guichard Perrachon SA                              5,860,019
                                                                                                            ---------------
                                                                                                                 11,617,495

                Hotels, Restaurants &        280,763    Accor SA (e)                                             12,292,206
                Leisure--1.0%

                Metals & Mining--1.3%        669,507    Arcelor                                                  15,443,161

                Oil & Gas--3.2%              177,189    Total SA                                                 38,703,646

                Pharmaceuticals--0.2%         21,739    Sanofi-Aventis                                            1,737,465

                                                        Total Common Stocks in France                           165,896,211


Germany--7.6%   Air Freight &                406,515    Deutsche Post AG                                          9,338,186
                Logistics--0.7%

                Automobiles--0.9%            228,788    DaimlerChrysler AG                                       10,965,156

                Chemicals--0.2%               42,102    Linde AG                                                  2,635,882

                Construction &               536,325    Hochtief AG                                              17,488,700
                Engineering--1.5%

                Diversified                  658,236  ++Deutsche Telekom AG                                      14,896,873
                Telecommunication
                Services--1.2%

                Electric Utilities--2.1%     270,923    E.ON AG                                                  24,694,979

                Textiles, Apparel &           72,040    Adidas-Salomon AG                                        11,628,041
                Luxury Goods--1.0%

                                                        Total Common Stocks in Germany                           91,647,817


Ireland--1.3%   Commercial Banks--1.3%       730,999    Allied Irish Banks Plc                                   15,251,916

                                                        Total Common Stocks in Ireland                           15,251,916


Italy--9.1%     Commercial Banks--3.9%     5,040,091    Banca Intesa SpA                                         24,251,627
                                           4,837,424    Capitalia SpA                                            22,165,225
                                                                                                            ---------------
                                                                                                                 46,416,852

                Diversified                2,109,590    Telecom Italia SpA (e)                                    8,631,053
                Telecommunication
                Services--0.7%

                Electric Utilities--1.2%   1,524,040    Enel SpA                                                 14,979,385

                Insurance--1.3%              581,011    Fondiaria-Sai SpA                                        15,660,525

                Oil & Gas--2.0%              943,701    ENI SpA                                                  23,627,800

                                                        Total Common Stocks in Italy                            109,315,615


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry+++              Shares Held    Common Stocks                                              Value
Japan--20.8%    Automobiles--3.4%            371,400    Honda Motor Co., Ltd.                               $    19,245,965
                                             530,500    Toyota Motor Corp.                                       21,588,611
                                                                                                            ---------------
                                                                                                                 40,834,576

                Beverages--1.6%            1,531,000    Asahi Breweries Ltd.                                     18,960,076

                Capital Markets--1.1%      1,163,000    Mitsubishi Securities Co., Ltd. (e)                      12,734,322

                Commercial Banks--2.9%         3,482    Mitsubishi Tokyo Financial Group Inc.                    35,339,904

                Commercial Services &        942,000    Toppan Printing Co., Ltd.                                10,452,367
                Supplies--0.9%

                Consumer Finance--1.7%       280,100    Promise Co., Ltd.                                        20,009,095

                Household Durables--1.2%   1,200,000    Sekisui House Ltd.                                       13,982,629

                Leisure Equipment &          739,000    Yamaha Corp.                                             11,279,360
                Products--0.9%

                Machinery--0.5%            1,077,000    Amada Co., Ltd.                                           5,948,883

                Pharmaceuticals--1.3%        304,000    Takeda Pharmaceutical Co., Ltd.                          15,308,285

                Software--0.7%               598,000    Namco Ltd.                                                7,849,224

                Tobacco--1.9%                  2,034    Japan Tobacco Inc.                                       23,224,163

                Wireless Telecommunication     1,200    KDDI Corp.                                                6,464,331
                Services--2.7%                14,504    NTT DoCoMo Inc.                                          26,751,791
                                                                                                            ---------------
                                                                                                                 33,216,122

                                                        Total Common Stocks in Japan                            249,139,006


Netherlands--   Air Freight &                516,213    TPG NV                                                   14,019,214
7.5%            Logistics--1.2%

                Commercial Services &      1,238,340    Buhrmann NV (e)                                          12,034,975
                Supplies--1.8%               614,898    Vedior NV                                                10,021,241
                                                                                                            ---------------
                                                                                                                 22,056,216

                Diversified Financial        502,387    ING Groep NV CVA                                         15,200,672
                Services--1.3%

                Food & Staples             1,185,333  ++Koninklijke Ahold NV                                      9,183,632
                Retailing--0.9%              285,540    Koninklijke Ahold NV (a)(b)                               2,107,714
                                                                                                            ---------------
                                                                                                                 11,291,346

                Household Durables--1.2%     537,289    Koninklijke Philips Electronics NV                       14,248,346

                Insurance--1.1%              993,908    Aegon NV                                                 13,550,221

                                                        Total Common Stocks in the Netherlands                   90,366,015


Norway--2.2%    Diversified                1,288,590    Telenor ASA                                              11,701,592
                Telecommunication
                Services--1.0%

                Oil & Gas--1.2%              899,297    Statoil ASA                                              14,105,688

                                                        Total Common Stocks in Norway                            25,807,280


Portugal--1.4%  Electric Utilities--1.4%   5,686,885    Energias de Portugal SA                                  17,237,670

                                                        Total Common Stocks in Portugal                          17,237,670


Singapore--1.2% Marine--1.2%               7,634,000    Neptune Orient Lines Ltd.                                14,029,650

                                                        Total Common Stocks in Singapore                         14,029,650


South Korea--   Diversified                  518,200  ++KT Corp. (a)                                             11,301,942
0.9%            Telecommunication
                Services--0.9%

                                                        Total Common Stocks in South Korea                       11,301,942


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry+++              Shares Held    Common Stocks                                              Value

Sweden--2.3%    Diversified Financial      1,066,738    Investor AB                                         $    13,564,174
                Services--1.1%

                Machinery--1.2%              357,937    Volvo AB Class B                                         14,192,735

                                                        Total Common Stocks in Sweden                            27,756,909


Switzerland--   Capital Markets--2.0%        581,728  ++Credit Suisse Group                                      24,453,960
6.0%
                Construction                 247,387    Holcim Ltd.                                              14,902,831
                Materials--1.2%

                Electrical                 1,048,187  ++ABB Ltd.                                                  5,853,476
                Equipment--0.5%

                Insurance--0.9%               74,438    Swiss Life Holding                                       10,834,130

                Pharmaceuticals--1.3%        321,350    Novartis AG Registered Shares                            16,193,259

                                                        Total Common Stocks in Switzerland                       72,237,656


United          Aerospace &                2,390,832    BAE Systems Plc                                          10,580,324
Kingdom-- 19.3% Defense--0.9%

                Commercial Banks--5.4%     2,186,549    Barclays Plc                                             24,600,041
                                             776,892    HBOS Plc                                                 12,648,397
                                             827,222    Royal Bank of Scotland Group Plc                         27,825,000
                                                                                                            ---------------
                                                                                                                 65,073,438

                Food & Staples             1,158,643    Boots Group Plc                                          14,581,471
                Retailing--1.2%

                Food Products--1.9%        1,185,568    Cadbury Schweppes Plc                                    11,039,444
                                           1,276,154    Unilever Plc                                             12,532,212
                                                                                                            ---------------
                                                                                                                 23,571,656

                Industrial                 1,121,079    Smiths Group Plc                                         17,692,411
                Conglomerates--1.5%

                Insurance--1.3%            1,821,860    Prudential Plc                                           15,844,998

                Oil & Gas--1.4%            2,044,265    Shell Transport & Trading Co. Plc                        17,426,057

                Pharmaceuticals--2.1%      1,056,325    GlaxoSmithKline Plc                                      24,782,651

                Specialty Retail--1.2%     2,698,059    Kesa Electricals Plc                                     14,633,523

                Transportation             1,249,634    BAA Plc                                                  14,011,180
                Infrastructure--1.2%

                Wireless                   5,241,374    Vodafone Group Plc                                       14,213,879
                Telecommunication
                Services--1.2%

                                                        Total Common Stocks in the United Kingdom               232,411,588

                                                        Total Investments in Common Stocks
                                                        (Cost--$878,662,265)--97.3%                           1,168,267,816



                                          Beneficial
                                            Interest    Other Interests (f)
United          Electric                  $    70,000   British Energy Plc Deferred Shares                                 0
Kingdom--0.0%   Utilities--0.0%

                                                        Total Investments in Other Interests
                                                        (Cost--$0)--0.0%                                                  0


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                                                Face
                                              Amount    Short-Term Securities                                      Value
                Time Deposits            $33,535,676    Brown Brothers Harriman & Co., 1.60% due
                                                        1/03/2005                                           $    33,535,676


                                          Beneficial
                                            Interest
                                         $24,609,560    Merrill Lynch Liquidity Series, LLC Money
                                                        Market Series (c)(d)                                     24,609,560

                                                        Total Investments in Short-Term Securities
                                                        (Cost--$58,145,236)--4.8%                                58,145,236

                Total Investments (Cost--$936,807,501*)--102.1%                                               1,226,413,052
                Liabilities in Excess of Other Assets (2.1%)                                                   (25,804,998)
                                                                                                            ---------------
                Net Assets--100.0%                                                                          $ 1,200,608,054
                                                                                                            ===============


  * The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  953,532,532
                                                     ==============
    Gross unrealized appreciation                    $  276,230,987
    Gross unrealized depreciation                       (3,350,467)
                                                     --------------
    Net unrealized appreciation                      $  272,880,520
                                                     ==============

 ++ Non-income producing security.

+++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Depositary Receipts.

(b) Restricted security as to resale:

                      Acquisition
    Issue                 Date             Cost          Value

    Koninklijke
      Ahold NV*        12/11/2003       $1,696,449     $2,107,714

  * Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
    Affiliate                               Activity        Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                      --     $  9,745
    Merrill Lynch Liquidity Series,
       LLC Money Market Series             $24,609,560     $ 17,271


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or portion of security, is on loan.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

    See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Statement of Assets and Liabilities

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $23,418,805) (identified cost--$912,197,941)                                           $ 1,201,803,492
           Investments in affiliated securities, at value (identified cost--$24,609,560)                         24,609,560
           Cash                                                                                                      51,948
           Receivables:
               Capital shares sold                                                        $     2,278,025
               Dividends                                                                        2,047,225
               Interest                                                                             4,471
               Securities lending                                                                   4,469         4,334,190
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        263,286
                                                                                                            ---------------
           Total assets                                                                                       1,231,062,476
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             24,609,560
           Payables:
               Capital shares redeemed                                                          4,131,068
               Investment adviser                                                                 831,830
               Other affiliates                                                                   326,373
               Distributor                                                                        188,527
               Dividends                                                                               93         5,477,891
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   366,971
                                                                                                            ---------------
           Total liabilities                                                                                     30,454,422
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,200,608,054
                                                                                                            ===============

Net Assets Consist of

           Paid-in capital                                                                                  $ 1,009,098,408
           Accumulated distributions in excess of investment income--net                  $   (5,308,145)
           Accumulated realized capital losses--net                                          (92,932,944)
           Unrealized appreciation--net                                                       289,750,735
                                                                                          ---------------
           Total accumulated earnings--net                                                                      191,509,646
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,200,608,054
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $239,627,942 and 8,994,982
           shares outstanding++                                                                             $         26.64
                                                                                                            ===============
           Class B--Based on net assets of $50,504,498 and 1,917,218
           shares outstanding++                                                                             $         26.34
                                                                                                            ===============
           Class C--Based on net assets of $117,259,481 and 4,487,835
           shares outstanding++                                                                             $         26.13
                                                                                                            ===============
           Class I--Based on net assets of $781,470,911 and 29,280,659
           shares outstanding++                                                                             $         26.69
                                                                                                            ===============
           Class R--Based on net assets of $11,745,222 and 442,700
           shares outstanding++                                                                             $         26.53
                                                                                                            ===============

               ++ Unlimited shares of no par value authorized.

                  See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Statement of Operations

For the Six Months Ended December 31, 2004
Investment Income

           Dividends (net of $750,615 foreign withholding tax)                                              $     6,921,933
           Interest ($9,745 from affiliates)                                                                        193,554
           Securities lending--net                                                                                   17,271
                                                                                                            ---------------
           Total income                                                                                           7,132,758
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,592,031
           Transfer agent fees--Class I                                                           716,276
           Account maintenance and distribution fees--Class C                                     389,653
           Account maintenance fees--Class A                                                      208,276
           Account maintenance and distribution fees--Class B                                     188,324
           Transfer agent fees--Class A                                                           171,987
           Accounting services                                                                    161,488
           Custodian fees                                                                         119,970
           Transfer agent fees--Class C                                                            97,715
           Printing and shareholder reports                                                        47,465
           Transfer agent fees--Class B                                                            47,313
           Registration fees                                                                       42,314
           Professional fees                                                                       35,267
           Account maintenance and distribution fees--Class R                                      21,182
           Trustees' fees and expenses                                                             14,923
           Transfer agent fees--Class R                                                             9,001
           Pricing fees                                                                             6,915
           Other                                                                                   22,593
                                                                                          ---------------
           Total expenses                                                                                         5,892,693
                                                                                                            ---------------
           Investment income--net                                                                                 1,240,065
                                                                                                            ---------------

Realized & Unrealized Gain--Net

           Realized gain on:
               Investments--net                                                                40,486,109
               Foreign currency transactions--net                                                 404,446        40,890,555
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               128,044,122
               Foreign currency transactions--net                                                 184,467       128,228,589
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              169,119,144
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   170,359,209
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Statements of Changes in Net Assets

                                                                                           For the Six           For the
                                                                                          Months Ended          Year Ended
                                                                                          December 31,           June 30,
Increase (Decrease) in Net Assets:                                                             2004                2004
Operations

           Investment income--net                                                         $     1,240,065   $     8,733,865
           Realized gain--net                                                                  40,890,555        49,687,866
           Change in unrealized appreciation/depreciation--net                                128,228,589       115,375,042
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                               170,359,209       173,796,773
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                          (953,888)       (1,333,430)
               Class B                                                                          (353,852)         (125,031)
               Class C                                                                          (890,953)          (66,820)
               Class I                                                                       (11,510,390)      (12,804,694)
               Class R                                                                          (117,226)           (6,149)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (13,826,309)      (14,336,124)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Increase (decrease) in net assets derived from net capital share transactions      377,938,409      (13,809,390)
                                                                                          ---------------   ---------------

Redemption fees

           Redemption fees                                                                          4,225                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       534,475,534       145,651,259
           Beginning of year                                                                  666,132,520       520,481,261
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 1,200,608,054   $   666,132,520
                                                                                          ===============   ===============
               * Undistributed (accumulated distributions in excess of)
                 investment income--net                                                   $   (5,308,145)   $     7,278,099
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Financial Highlights

                                                                                        Class A

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    23.48   $    17.98   $    20.55   $    22.89   $    27.27
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .01++        .25++        .39++        .23++          .31
           Realized and unrealized gain (loss)--net                3.57         5.70       (2.96)        (.70)       (2.41)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.58         5.95       (2.57)        (.47)       (2.10)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.42)        (.45)           --        (.70)        (.47)
               Realized gain--net                                    --           --           --       (1.17)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.42)        (.45)           --       (1.87)       (2.28)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    26.64   $    23.48   $    17.98   $    20.55   $    22.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                15.64%++++       33.67%     (12.55%)      (1.42%)      (8.00%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                             1.30%**        1.33%        1.32%        1.38%        1.31%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                .09%**        1.20%        2.30%        1.19%        2.05%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  239,628   $   42,238   $   49,395   $   97,769   $   52,110
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       36%          75%          89%          45%          26%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Annualized.

            ++ Based on average shares outstanding.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Financial Highlights (continued)

                                                                                        Class B
The following per share data and ratios have been derived   For the Six                                      For the Period
from information provided in the financial statements.      Months Ended                                     Oct. 6, 2000++
                                                           December 31,       For the Year Ended June 30,     to June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002       2001
Per Share Operating Performance

           Net asset value, beginning of period              $    23.24   $    17.84   $    20.57   $    23.09   $    25.65
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net                      (.08)++++      .17++++      .29++++      .10++++          .39
           Realized and unrealized gain (loss)--net                3.54         5.57       (3.02)        (.71)        (.82)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.46         5.74       (2.73)        (.61)        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.36)        (.34)           --        (.74)        (.32)
               Realized gain--net                                    --           --           --       (1.17)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.36)        (.34)           --       (1.91)       (2.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    26.34   $    23.24   $    17.84   $    20.57   $    23.09
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 15.20%+++       32.65%     (13.27%)      (2.10%)   (2.01%)+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.09%*        2.11%        2.06%        2.12%       2.18%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        (.62%)*         .81%        1.74%         .48%       1.49%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   50,504   $   19,852   $    5,343   $    2,064   $    1,016
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       36%          75%          89%          45%          26%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

            ++ Commencement of operations.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Financial Highlights (continued)

                                                                                        Class C
The following per share data and ratios have been derived   For the Six                                      For the Period
from information provided in the financial statements.      Months Ended                                     Oct. 6, 2000++
                                                           December 31,       For the Year Ended June 30,     to June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002       2001
Per Share Operating Performance

           Net asset value, beginning of period              $    23.09   $    17.70   $    20.39   $    22.91   $    25.65
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net                      (.07)++++      .29++++      .17++++      .09++++          .60
           Realized and unrealized gain (loss)--net                3.50         5.41       (2.86)        (.70)       (1.05)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.43         5.70       (2.69)        (.61)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.39)        (.31)           --        (.74)        (.48)
               Realized gain--net                                    --           --           --       (1.17)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.39)        (.31)           --       (1.91)       (2.29)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    26.13   $    23.09   $    17.70   $    20.39   $    22.91
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 15.22%+++       32.58%     (13.19%)      (2.10%)   (2.11%)+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.09%*        2.14%        2.07%        2.06%       1.70%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        (.60%)*        1.38%        1.02%         .47%       1.76%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  117,259   $   38,608   $    2,672   $    2,285   $      762
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       36%          75%          89%          45%          26%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

            ++ Commencement of operations.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Financial Highlights (continued)
                                                                                        Class I

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            December 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    23.54   $    18.03   $    20.63   $    22.97   $    27.33
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               .05++++      .31++++      .30++++      .29++++          .48
           Realized and unrealized gain (loss)--net                3.58         5.71       (2.85)        (.70)       (2.53)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.63         6.02       (2.55)        (.41)       (2.05)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.48)        (.51)        (.05)        (.76)        (.50)
               Realized gain--net                                    --           --           --       (1.17)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.48)        (.51)        (.05)       (1.93)       (2.31)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    26.69   $    23.54   $    18.03   $    20.63   $    22.97
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  15.81%++       34.00%     (12.38%)      (1.14%)      (7.79%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                             1.06%**        1.08%        1.07%        1.14%        1.06%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                .45%**        1.47%        1.78%        1.42%        1.78%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  781,471    $ 559,530   $  463,071   $  617,289   $1,024,993
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                       36%          75%          89%          45%          26%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Annualized.

            ++ Aggregate total investment return.

          ++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Financial Highlights (concluded)

                                                                                                      Class R

The following per share data and ratios have been derived                        For the Six    For the    For the Period
from information provided in the financial statements.                          Months Ended  Year Ended  January 3, 2003++
                                                                                 December 31,   June 30,     to June 30,
Increase (Decrease) in Net Asset Value:                                             2004          2004         2003
Per Share Operating Performance

           Net asset value, beginning of period                                  $    23.39      $    17.98      $    16.79
                                                                                 ----------      ----------      ----------
           Investment income (loss)--net***                                          --++++             .52             .32
           Realized and unrealized gain--net                                           3.54            5.38             .87
                                                                                 ----------      ----------      ----------
           Total from investment operations                                            3.54            5.90            1.19
                                                                                 ----------      ----------      ----------
           Less dividends from investment income--net                                 (.40)           (.49)              --
                                                                                 ----------      ----------      ----------
           Net asset value, end of period                                        $    26.53      $    23.39      $    17.98
                                                                                 ==========      ==========      ==========

Total Investment Return**

           Based on net asset value per share                                     15.51%+++          33.43%        7.09%+++
                                                                                 ==========      ==========      ==========

Ratios to Average Net Assets

           Expenses                                                                  1.56%*           1.60%          1.55%*
                                                                                 ==========      ==========      ==========
           Investment income (loss)--net                                            (.04%)*           2.34%          3.04%*
                                                                                 ==========      ==========      ==========

Supplemental Data

           Net assets, end of period (in thousands)                              $   11,745      $    5,905      $  --+++++
                                                                                 ==========      ==========      ==========
           Portfolio turnover                                                           36%             75%             89%
                                                                                 ==========      ==========      ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results of the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust, on behalf of the Fund, has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. FAM has entered into Sub-Advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co. The Sub-Advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .75%
Class C                                  .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                         FAMD                MLPF&S

Class A                               $12,064              $149,445
Class I                               $   762              $    670


For the six months ended December 31, 2004, MLPF&S received contingent deferred sales charges of $13,949 and $7,862 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2004, MLIM, LLC received $7,702 in security lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within transfer agent fees in the Statement of Operations.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Notes to Financial Statements (continued)


For the six months ended December 31, 2004, the Fund reimbursed FAM $9,476 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $399,403,950 and $327,062,395, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $377,938,409 and $(13,809,390) for the six months ended December 31, 2004 and for the year ended June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            1,517,493    $    36,354,843
Automatic conversion of shares            98,646          2,355,630
Shares issued resulting from
   reorganization                      6,689,495        149,572,748
Shares issued to shareholders
   in reinvestment of dividends           39,715            898,017
                                  --------------    ---------------
Total issued                           8,345,349        189,181,238
Shares redeemed                      (1,149,439)       (27,502,962)
                                  --------------    ---------------
Net increase                           7,195,910    $   161,678,276
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            8,800,514    $   164,996,795
Automatic conversion of shares            41,692            962,246
Shares issued to shareholders
   in reinvestment of dividends           57,445          1,097,605
                                  --------------    ---------------
Total issued                           8,899,651        167,056,646
Shares redeemed                      (9,848,355)      (187,909,481)
                                  --------------    ---------------
Net decrease                           (948,704)    $  (20,852,835)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                              742,998    $    17,476,751
Shares issued resulting from
   reorganization                        683,941         15,152,519
 Shares issued to shareholders
   in reinvestment of dividends           15,432            335,808
                                  --------------    ---------------
Total issued                           1,442,371         32,965,078
                                  --------------    ---------------
Automatic conversion of shares          (99,690)        (2,355,630)
Shares redeemed                        (279,587)        (6,678,873)
                                  --------------    ---------------
Total redeemed                         (379,277)        (9,034,503)
                                  --------------    ---------------
Net increase                           1,063,094    $    23,930,575
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              933,567    $    19,761,164
Shares issued to shareholders
   in reinvestment of dividends            6,323            119,861
                                  --------------    ---------------
Total issued                             939,890         19,881,025
                                  --------------    ---------------
Automatic conversion of shares          (42,007)          (962,246)
Shares redeemed                        (343,196)        (6,939,516)
                                  --------------    ---------------
Total redeemed                         (385,203)        (7,901,762)
                                  --------------    ---------------
Net increase                             554,687    $    11,979,263
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            2,658,348    $    61,968,697
Shares issued resulting from
   reorganization                        522,287         11,476,831
Shares issued to shareholders
   in reinvestment of dividends           38,730            835,790
                                  --------------    ---------------
Total issued                           3,219,365         74,281,318
Shares redeemed                        (403,320)        (9,600,268)
                                  --------------    ---------------
Net increase                           2,816,045    $    64,681,050
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,746,815    $    38,013,548
Shares issued to shareholders
   in reinvestment of dividends            3,249             62,793
                                  --------------    ---------------
Total issued                           1,750,064         38,076,341
Shares redeemed                        (229,268)        (4,694,572)
                                  --------------    ---------------
Net increase                           1,520,796    $    33,381,769
                                  ==============    ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                            3,372,603    $    81,289,145
Shares issued resulting from
   reorganization                      5,054,773        113,227,053
Shares issued to shareholders
   in reinvestment of dividends          491,341         10,991,994
                                  --------------    ---------------
Total issued                           8,918,717        205,508,192
Shares redeemed                      (3,406,171)       (82,302,951)
                                  --------------    ---------------
Net increase                           5,512,546    $   123,205,241
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                           18,148,648    $   357,808,494
Shares issued to shareholders
   in reinvestment of dividends          629,110         12,134,608
                                  --------------    ---------------
Total issued                          18,777,758        369,943,102
Shares redeemed                     (20,695,248)      (413,913,322)
                                  --------------    ---------------
Net decrease                         (1,917,490)    $  (43,970,220)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                              287,112    $     6,833,990
Shares issued to shareholders
   in reinvestment of dividends            5,354            117,096
                                  --------------    ---------------
Total issued                             292,466          6,951,086
Shares redeemed                        (102,209)        (2,507,819)
                                  --------------    ---------------
Net increase                             190,257    $     4,443,267
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              331,464    $     7,449,954
Shares issued to shareholders
   in reinvestment of dividends              288              6,142
                                  --------------    ---------------
Total issued                             331,752          7,456,096
Shares redeemed                         (79,315)        (1,803,463)
                                  --------------    ---------------
Net increase                             252,437    $     5,652,633
                                  ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended December 31, 2004, the Fund charged redemption fees of $4,225.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On June 30, 2004, the Fund had a net capital loss carryforward of $33,853,952, of which $33,409,374 expires in 2011 and $444,578 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of Merrill Lynch International Equity Fund:
On August 23, 2004, the Fund acquired substantially all of the assets and liabilities of Merrill Lynch International Equity Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 34,884,255 shares of Common Stock of Merrill Lynch International Equity Fund for 12,950,496 shares of Common Stock of the Fund. Merrill Lynch International Equity Fund's net assets on that date of $289,429,151 including $24,678,255 of net unrealized appreciation and $88,273,364 of accumulated net realized capital losses were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $828,276,008.



MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004



Officers and Trustees


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Robert C. Doll, Jr., Senior Vice President
James A. Macmillan, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Andre F. Perold resigned as a Trustee of Merrill Lynch International Value Fund effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of the Fund. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH INTERNATIONAL VALUE FUND, DECEMBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund of Mercury Funds II


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 24, 2005